UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 19, 2014

CAVIUM, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

001-33435	77-0558625
(Commission File No.)	(IRS Employer Identification No.)

2315 N. First Street, San Jose CA 95131

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 943-7100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 19, 2014, Cavium, Inc. (“Cavium”) held its 2014 Annual Meeting of Stockholders at Cavium’s corporate offices in San Jose, California. At the Annual Meeting, the Cavium stockholders voted on the following three proposals:

(a)	To elect the director nominee named below to serve until the 2017 Annual Meeting of Stockholders. The following named nominee was elected, with the vote thereon at the Annual Meeting as follows:

	Final Voting Results
Nominee	For	Withheld	Broker Non-Vote
CN Reddy	44,652,008	2,630,079	2,493,197

(b)	To ratify the selection by the Audit Committee of the Board of Directors of PricewaterhouseCoopers LLP as the independent auditors of Cavium for its fiscal year ending December 31, 2014. This proposal was approved, with the votes thereon at the Annual Meeting as follows:

Final Voting Results
For	Against	Abstain	Broker Non-Vote
48,415,504	1,317,543	42,237	0

(c)	To approve, on an advisory basis, the compensation of the Cavium named executive officers, as disclosed in the proxy statement for the 2014 Annual Meeting of Stockholders. This proposal was approved, with votes thereon at the Annual Meeting as follows:

Final Voting Results
For	Against	Abstain	Broker Non-Vote
29,837,957	17,111,004	333,126	2,493,197

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 20, 2014	CAVIUM, INC.

	By:	/s/ Vincent P. Pangrazio
Vincent P. Pangrazio
SVP, General Counsel and Secretary